SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2003

PETsMART, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-21888	94-3024325

(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer

Incorporation)		Identification No.)

19601 North 27th Avenue
Phoenix, AZ 85027
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (623) 580-6100

Item 9. Regulation FD Disclosure.
SIGNATURES
EXHIBIT INDEX
Exhibit 99.1

Item 9. Regulation FD Disclosure.

In accordance with SEC Release No. 33-8216, the following information, intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition,” is instead furnished under “Item 9. Regulation FD Disclosure.”

On May 29, 2003, PETsMART, Inc. issued a press release announcing its results for the three months ended May 4, 2003. The press release is furnished and attached as Exhibit 99.1 and is incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PETSMART, INC

By: /s/ Timothy E. Kullman

Timothy E. Kullman Senior Vice President, Chief Financial Officer

Date: May 29, 2003

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated May 29, 2003 entitled “PETsMART Reports First Quarter 2003 Results.”